UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2018
Date of Report (Date of earliest event reported)

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-18859	73-1371046
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Johnny Bench Drive	73104
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer; Compensatory Arrangement of Certain Officers

(c) The Board of Directors of Sonic Corp. (the “Company”) has elected Claudia S. San Pedro as President of the Company, effective as of February 2, 2018. The Company has entered into an employment agreement with Mr. San Pedro on similar terms as entered into with the Company’s other executive officers, as described in the Company’s most recent proxy statement, with a base salary of $500,000. Ms. San Pedro also participates in the Company’s short-term and long-term incentive compensation programs offered to the Company’s executive officers, as described in the proxy statement.

The Board also elected Corey R. Horsch as Vice President, Chief Financial Officer and Treasurer, effective as of February 2, 2018. The Company has entered into an employment agreement with Mr. Horsch on similar terms as entered into with the Company’s other executive officers, as described in the Company’s most recent proxy statement, with a base salary of $325,000. Mr. Horsch also participates in the Company’s short-term and long-term incentive compensation programs offered to the Company’s executive officers, as described in the proxy statement.

Biographical information for Ms. San Pedro and Mr. Horsch, including age, term of office with the Company and experience, is included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, filed with the Securities and Exchange Commission on October 27, 2017, and is incorporated by reference.

On February 2, 2018, the Company issued a press release announcing the above officer changes, in addition to certain other items. The press release is attached as Exhibit 99.

Item 5.07    Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on January 31, 2018. Matters voted upon by shareholders at that meeting were:

Proposal 1

Steven A. Davis, S. Kirk Kinsell and Kate S. Lavelle were each elected as a director to hold office for a three-year term expiring at the annual meeting of shareholders in 2021 or until his or her successor is elected and qualified. The voting results were as follows:

Nominee	For	Withhold Authority	Broker Non-Vote
Steven A. Davis	31,948,482	48,740	3,590,313
S. Kirk Kinsell	31,946,849	50,373	3,590,313
Kate S. Lavelle	31,955,295	41,927	3,590,313

Proposal 2

The Board proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
35,525,376	44,081	18,078	—

Proposal 3

The Board proposal seeking a non-binding advisory vote on the Company’s executive compensation was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
31,724,576	236,083	36,563	3,590,313

Proposal 4

The Board proposal seeking a non-binding advisory vote on the frequency of future advisory votes on execuive compensation to be every one year was approved. The voting results were as follows:

For One Year	For Two Years	For Three Years	Abstain	Broker Non-Vote
27,406,765	23,145	4,545,766	21,546	3,590,313

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99	Press Release, dated February 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: February 2, 2018	By: /s/ Corey R. Horsch
Corey R. Horsch,
Vice President, Chief Financial Officer and Treasurer